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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


              As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 16, 1996, included in Enron Corp.'s Current Report on Form 8-K dated March 8, 1996 and Annual Report on Form 10-K for the year ended December 31, 1995.


                                                          ARTHUR ANDERSEN LLP



     Houston, Texas
     January 3, 1997